UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 1, 2011

                          AMERICAN MINING CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52403
                            (Commission File Number)

                                   20-3373669
                       (IRS Employer Identification No.)

                        970 Caughlin Crossing, Suite 100
                              Reno, Nevada  89519
                                 (888) 505-5808
                    (Address Of Principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 1, 2011, the Company's board of directors appointed Gary MacDonald, 43, as a director and treasurer of the Company, effective July 1, 2011. For certain biographical and other information regarding Gary MacDonald, see the disclosure under Item 2.01 of the Company's current report on Form 8-K, filed with the SEC on June 7, 2011, which disclosure is incorporated herein by reference.

On July 1, 2011, Thomas Mills resigned as a director and as the treasurer of the Company for personal reasons and not because of any disagreement with the Company. The Company's board of directors accepted Thomas Mills' resignation effective as of July 1, 2011.

ITEM 7.01 REGULATION FD DISCLOSURE.

On July 5, 2011, the Company issued a press release announcing that it has completed an initial cash payment of US$500,000 towards a joint venture with Win-Eldrich Gold Inc., a wholly owned subsidiary of Win-Eldrich Mines Limited. A copy of this press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1 is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

99.1     Press Release dated July 5, 2011

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN MINING CORPORATION



                                   /s/ Gary MacDonald
                                   Gary MacDonald, President & CEO
                                   Date: July 5, 2011